Infrareit Acquisition And Sharyland Asset Exchange	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Infrareit Acquisition And Sharyland Asset Exchange [Abstract]
INFRAREIT ACQUISITION AND SHARYLAND ASSET EXCHANGE

13.   INFRAREIT ACQUISITION

On October 18, 2018, we entered into the InfraREIT Merger Agreement, pursuant to which we will acquire all of the equity interests of InfraREIT and its subsidiary, InfraREIT Partners, subject to the conditions discussed below. The InfraREIT Acquisition will occur through the merger of InfraREIT with and into a newly formed wholly owned subsidiary of Oncor, followed by the merger of another newly formed wholly owned subsidiary of Oncor with and into InfraREIT Partners.  InfraREIT’s stockholders and the limited partners of InfraREIT Partners will receive $21.00 in cash per share of common stock or limited partnership unit, as applicable. Total purchase price based on the number of shares and partnership units of InfraREIT and InfraREIT Partners currently outstanding is approximately $1.275 billion, plus we will bear certain transaction costs incurred by InfraREIT (including a management agreement termination fee of approximately $40.5 million that InfraREIT has agreed to pay Hunt Consolidated, Inc. at closing). The acquisition also includes InfraREIT’s outstanding debt, which totaled an aggregate of approximately $945 million at September 30, 2018.

In connection with entering into the InfraREIT Merger Agreement, we have received a commitment letter from Sempra and certain indirect equity holders of Texas Transmission (collectively, Equity Commitment Parties), pursuant to which, subject to the terms and conditions set forth therein, the Equity Commitment Parties have committed to provide their pro rata share of capital contributions to us in an aggregate principal amount of up to $1.330 billion, to fund the cash consideration payable by us in the InfraREIT Acquisition and the payment of certain related fees and expenses. The funding provided for in the commitment letter is contingent on the satisfaction of customary conditions, including the substantially simultaneous closing of the transactions contemplated by the InfraREIT Merger Agreement, but is not a condition to the closing of the InfraREIT Acquisition.

As a condition to the InfraREIT Acquisition, InfraREIT’s subsidiary, SDTS and SDTS’s tenant, SU, will complete an asset exchange (SDTS-SU Asset Exchange) immediately prior to the closing of the InfraREIT Acquisition, pursuant to which SDTS will exchange its south Texas assets for certain assets owned by SU. As result, upon closing of the InfraREIT Acquisition, we will own all of SDTS and SU’s assets and projects in north, central and west Texas and SU will own its and SDTS’s assets in south Texas.

In addition, as a condition to the closing of the SDTS-SU Asset Exchange, Sempra will acquire an indirect 50 percent limited partnership interest in SU (Sempra-SU Transaction). As a result of the Sempra-SU Transaction, SU will be our affiliate for purposes of PUCT rules. The SDTS-SU Asset Exchange also contemplates that at closing we and SU will each enter into a future development agreement and, subject to receipt of certain PUCT approvals, an operation and maintenance agreement. The future development agreement addresses ownership and funding of potential future SU transmission projects under certain circumstances where at least one endpoint of the project is a legacy SDTS asset. Oncor and SU will each own and fund certain percentages of the project depending on the project type and location of the transmission project’s end points. The operation and maintenance agreement provides that Oncor will provide to SU certain operations and maintenance services with respect to the SU assets in south Texas. Such services will be provided by us to SU at cost without a markup or profit.

Closing of the InfraREIT Acquisition is subject to the satisfaction of customary closing conditions, including, among others, (i) obtaining the approval of InfraREIT stockholders, (ii) the absence of certain make-whole, prepayment, accelerated payment obligations, or events of default with respect to certain notes of InfraREIT subsidiaries and obtaining of consents to certain amendments to the terms of the applicable notes, (iii) the satisfaction of certain regulatory conditions, including the receipt of the approval of the PUCT and the FERC, (v) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (vi) clearance by the Committee on Foreign Investment in the United States.

Oncor, InfraREIT and InfraREIT Partners have agreed to use their respective reasonable best efforts, subject to certain exceptions, to consummate the InfraREIT Acquisition as promptly as practicable. The InfraREIT Merger Agreement provides, among other items, that no later than 45 days after October 18, 2018, the parties will submit to the PUCT a single, integrated Joint Application for Sale, Transfer or Merger and requests for other necessary approvals required to effect the InfraREIT Acquisition. The InfraREIT Merger Agreement also provides for a go-shop period until 11:59 PM Dallas time on November 17, 2018, during which period InfraREIT and certain of its subsidiaries and representatives may solicit alternative acquisition proposals.

14. SHARYLAND ASSET EXCHANGE

On July 21, 2017, we entered into the Sharyland Agreement with the Sharyland Entities.  The Sharyland Agreement provided that we would exchange certain of our transmission assets and cash for certain of the Sharyland Entities’ distribution assets (constituting substantially all of their electricity distribution business) and certain of their transmission assets.   The transaction for assets between Oncor and SDTS was structured to qualify, in part, as a simultaneous tax deferred like kind exchange of assets to the extent that the assets exchanged are of “like kind” (within the meaning of Section 1031 of the Code).

On August 4, 2017, we, SDTS and SU filed a joint application for sale, transfer, or merger in PUCT Docket No. 47469 requesting PUCT approval of the Sharyland Asset Exchange, and on October 13, 2017, the PUCT issued an order approving the transactions. On November 9, 2017, the parties consummated the transactions.  We exchanged approximately $383 million of our transmission assets, consisting of approximately 258 miles (517 circuit miles) of 345 kV transmission lines, and approximately $25 million in cash for approximately $408 million of the Sharyland Entities’ distribution assets and certain of their transmission assets.

The transaction expanded our customer base in west Texas and provides some potential growth opportunities of the distribution network.  As part of the transaction, we acquired approximately 55,000 customers.  The acquisition did not result in the recognition of goodwill as the assets’ regulatory book value approximates their fair value.

Distribution revenues following the November 9, 2017 Sharyland Asset Exchange included in our 2017 consolidated results are $12 million.  Earnings of the Sharyland distribution assets we acquired are largely offset by a reduction in earnings attributable to the transfer of transmission assets. The Sharyland Asset Exchange did not have a material effect on our results of operations, financial position or cash flows for the year ended December 31, 2017.  Had the Sharyland Asset Exchange occurred at the beginning of the 2017 annual reporting period, the revenue and earnings of the combined entity for the current reporting period would not have been significantly different.